BRIGHTHOUSE FUNDS TRUST II
(the “Trust”)
SUPPLEMENT DATED NOVEMBER 24, 2025
TO THE
SUMMARY PROSPECTUS,
PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION, EACH
DATED APRIL 28, 2025, AS SUPPLEMENTED
MetLife Stock Index Portfolio
This Supplement provides new information beyond that contained in the Summary Prospectus, Prospectus and the Statement of Additional Information (“SAI”) and should be read in conjunction with such documents.
Effective immediately, the Fund is updating its diversification policy under the Investment Company Act of 1940, as amended (the “1940 Act”), to reflect that the Fund intends to be diversified in approximately the same proportion as the Fund’s underlying index, the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”), is diversified. The Fund’s investment objective is not changing and will continue to be to track the performance of the S&P 500 Index. The Fund may become “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Fund’s underlying index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status under such circumstances.
In connection with the foregoing, the Summary Prospectus, Prospectus and SAI are amended as follows:
Effective immediately, in the Portfolio Summary of the Summary Prospectus and the Prospectus, the following is added after the third paragraph of the section entitled “Principal Investment Strategies”:
The Portfolio intends to be diversified in approximately the same proportion as the S&P 500 Index is diversified. The Portfolio may become “non-diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500 Index. Shareholder approval will not be sought if the Portfolio becomes “non-diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the S&P 500 Index.
Effective immediately, in the Portfolio Summary of the Summary Prospectus and the Prospectus, the following is added after the last paragraph of the section entitled “Principal Risks”:
Non-Diversification Risk. The Portfolio, in seeking to track the S&P 500 Index, may become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500 Index. As a result, the Portfolio may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. To the extent that the Portfolio holds securities of a small number of issuers, its value will be affected to a greater extent by the performance of any one of those issuers or by any single economic, political, market or regulatory event affecting any one of those issuers than would be the value of a portfolio that invests in a larger number of issuers.
Effective immediately, in the section entitled “Principal Risks of Investing in the Portfolio” of the Prospectus, the following paragraph is added after the last paragraph of the section:
Non-Diversification Risk. The Portfolio, in seeking to track the S&P 500 Index, may become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500 Index. As a result, the Portfolio may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. To the extent that the Portfolio holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than a diversified portfolio, the value of the Portfolio, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.

Effective immediately, in the section entitled “Investment Policies” of the SAI, the following is added immediately after the investment policy description for MetLife Multi-Index Targeted Risk Portfolio:
MetLife Stock Index Portfolio
The Portfolio intends to be diversified in approximately the same proportion as the S&P 500 Index is diversified. The Portfolio may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500 Index. Shareholder approval will not be sought if the Portfolio crosses from diversified to non-diversified status under such circumstances.
Effective immediately, in the subsection entitled “Trust II Portfolio Non-Fundamental Investment Restrictions” in the section entitled “Investment Restrictions” of the SAI, the non-fundamental policies #4 and #5 listed in paragraph 3 of this subsection are deleted in their entirety and replaced with the following:
4.
Except as noted, with respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided that this limitation does not apply to cash and cash items (including receivables), obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities, or to securities of any registered investment company (MetLife Stock Index Portfolio intends to be diversified in approximately the same proportion as its underlying index, the S&P 500 Index, is diversified and may become non-diversified, as defined in the 1940 Act, exceeding the investment limits described in this policy, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500 Index); or
5.
Except as noted, with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to cash and cash items (including receivables), obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities, or to securities of any registered investment company (MetLife Stock Index Portfolio intends to be diversified in approximately the same proportion as its underlying index, the S&P 500 Index, is diversified and may become non-diversified, as defined in the 1940 Act, exceeding the investment limits described in this policy, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500 Index).
Effective immediately, in the subsection entitled “Beneficial Interests in Trust II” in the section entitled “Description of the Trusts” of the SAI, the third paragraph is deleted in its entirety and replaced with the following:
Except as noted, each Trust II Portfolio is classified under the 1940 Act as “diversified”. MetLife Stock Index Portfolio intends to be diversified in approximately the same proportion as the S&P 500 Index is diversified. MetLife Stock Index Portfolio may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500 Index.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE SUMMARY PROSPECTUS, PROSPECTUS AND THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE